Fixed Assets, net & Advances for Vessels under Construction	12 Months Ended
Dec. 31, 2022
Fixed Assets, net & Advances for Vessels under Construction
Fixed Assets, net & Advances for Vessels under Construction

5. Fixed Assets, net & Advances for Vessels under Construction

Fixed assets, net consisted of the following (in thousands):

	Vessel	Accumulated	Net Book
	Costs	Depreciation	Value
As of January 1, 2020	$3,230,303	$(840,429)	$2,389,874
Additions	191,594	—	191,594
Depreciation	—	(101,531)	(101,531)
As of December 31, 2020	$3,421,897	$(941,960)	$2,479,937
Additions	495,546	—	495,546
Depreciation	—	(113,832)	(113,832)
As of December 31, 2021	$3,917,443	$(1,055,792)	$2,861,651
Additions	4,580	—	4,580
Transfers from right-of-use assets and to vessel held for sale	79,179	(5,896)	73,283
Disposals	(97,306)	10,500	(86,806)
Depreciation	—	(131,214)	(131,214)
As of December 31, 2022	$3,903,896	$(1,182,402)	$2,721,494

On January 17, 2022, the Company entered into agreements to sell its vessels Catherine C and Leo C for an aggregate gross consideration of $130.0 million, resulting in a gain of $37.2 million in November 2022, when these vessels were delivered to their buyers. This gain is separately presented under “Gain on sale of vessels” in the Consolidated Statement of Income. On December 23, 2022, the Company entered into an agreement to sell the vessel Amalia C for an aggregate gross consideration of $5.1 million, which was delivered to its buyers in January 2023. The vessel is presented as held for sale under “Other current assets” and a $1.0 million advance payment received for sale of the vessel is presented under “Other current liabilities” as of December 31, 2022. All three vessels were sold for opportune prices.

On April 1, 2022, the Company entered into contracts, as amended on April 21, 2022, for the construction of four 8,000 TEU container vessels for an aggregate purchase price of $372.7 million, out of which $145.9 million was advanced in 2022 and $226.8 million is expected to be paid at vessels delivery in 2024. On March 11, 2022, the Company entered into contracts for the construction of two 7,100 TEU container vessels for an aggregate purchase price of $156.0 million, out of which $39.0 million was advanced in 2022, $31.2 million is expected to be paid in 2023 and $85.8 million in 2024. Additionally, a supervision fee of $725 thousand per newbuilding vessel will be payable to Danaos Shipping Company Limited. Interest expense amounting to $5.0 million was capitalized to the vessels under construction in the year ended December 31, 2022 and none in the year ended December 31, 2021.

On July 7, 2021, the Company entered into an agreement to acquire six 5,466 TEU sister vessels Wide Alpha, Stephanie C(ex Wide Bravo), Maersk Euphrates, Wide India, Wide Juliet and Wide Hotel (built in 2014 through 2015) together with their existing charter agreements for an aggregate gross purchase price amounting to $260.0 million in cash, which was fully paid by September 30, 2021. The vessels were delivered from August 25, 2021 to October 6, 2021. The aggregate fair value of the assumed time charter liabilities was estimated at $74.1 million and is amortized under the straight line method over their estimated remaining charter duration. The weighted average remaining charter duration was 2.0 years at inception. The amortization of these assumed time charters amounted to $36.5 million and $12.3 million for the year ended December 31, 2022 and the period ended December 31, 2021, respectively, and is presented under “Operating revenues” in the Consolidated Statements of Income. The aggregate future amortization of the assumed time charters as of December 31, 2022 is as follows (in thousands):

Amortization for the periods ending:
December 31, 2023	20,806
Until April 2024	4,534
Total	25,340
Less: Current portion	(20,806)
Total non-current portion	$4,534

The amount of $20.8 million is presented under current “Unearned revenue” and $4.5 million under “Unearned revenue, net of current portion” in the Consolidated Balance Sheet as of December 31, 2022.

5. Fixed Assets, net & Advances for Vessels under Construction (Continued)

As of December 31, 2022, the Company concluded that events and circumstances triggered the existence of potential impairment for some of the Company’s vessels. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment for some of the Company’s vessels by comparing the undiscounted projected net operating cash flows for each of these vessels to its carrying values. As of December 31, 2022, the Company’s assessment concluded that step two of the impairment analysis was not required for any vessel, as the undiscounted projected net operating cash flows of all vessels exceeded the carrying value of the respective vessels. As of December 31, 2021, the Company concluded that no events and circumstances triggered the existence of potential impairment of the Company’s vessels as none of the vessels had current market value below its carrying value. As of December 31, 2022 and 2021, no impairment loss was identified.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $487.3 million and $504.1 million as of December 31, 2022 and December 31, 2021, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclical nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

On May 12, 2020, the Company refinanced the existing leaseback obligation related to the vessels Hyundai Honour and Hyundai Respect with a new sale and leaseback arrangement with Oriental Fleet International Company Limited (“Oriental Fleet”) amounting to $139.1 million with a four years term, at the end of which the Company will reacquire these vessels for an aggregate amount of $36.0 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. This arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability.

On April 12, 2021, the Company entered into a sale and leaseback arrangement with Oriental Fleet for the vessels CMA CGM Melisande, CMA CGM Attila, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson amounting to gross proceeds of $135.0 million with a five year term, at the end of which the Company will reacquire these vessels for an aggregate amount of $31.0 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. This new arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability. This leaseback liability was early repaid in full on May 12, 2022.

Under these lease arrangements, the Company is required to be in compliance with the same financial covenants as required by the credit facilities under Note 10 “Long-Term Debt, net”.

The carrying value of the two vessels subject to leasing obligations amounted to $248.2 million as of December 31, 2022. The scheduled leaseback instalments subsequent to December 31, 2022 are as follows (in thousands):

Instalments due by period ended:
December 31, 2023	$30,915
Until May 2024	46,249
Total leaseback instalments	77,164
Less: Imputed interest	(4,239)
Total leaseback obligation	72,925
Less: Deferred finance costs, net	(914)
Less: Current portion of long-term leaseback obligation	(27,469)
Long-term leaseback obligation, net of current portion	$44,542